EXECUTION VERSION

                         Exhibit 10.8(b)

SUPPLEMENTAL INDENTURE
This SUPPLEMENTAL INDENTURE, dated as of September 10, 2012 (this “Supplemental Indenture”), is entered into by and among WireCo WorldGroup Inc. (the “Company”), the guarantors identified herein as parties, and U.S. Bank National Association, as Trustee (the “Trustee”).
W I T N E S S E T H :
WHEREAS the Company and the existing Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of May 19, 2010 (as amended, supplemented or otherwise modified in accordance with its terms, the “Indenture”), providing for the issuance on May 19, 2010 of 9.5% Senior Notes due 2017, in aggregate principal amount of $275,000,000 and the issuance on June 10, 2011 of 9.5% Senior Notes due 2017 in aggregate principal amount of $150,000,000 (collectively the “Notes”);
WHEREAS Section 4.18 of the Indenture provides, in part, that if any Subsidiary that is not a Domestic Subsidiary becomes a guarantor under Credit Facilities, such Subsidiary shall become a Guarantor;
WHEREAS Section 8.01 of the Indenture provides that without the consent of any Holder of Notes, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes or the Notes Guarantees to allow any Guarantor to execute a supplemental indenture and/or Note Guarantee with respect to the Notes;
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.
2.    Agreement to Guarantee. The New Guarantors hereby agree, jointly and severally with all existing Guarantors, to unconditionally guarantee the Company’s obligations under the Securities on the terms and subject to the conditions set forth in Article Ten of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.
3.    Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 11.02 of the Indenture.
4.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

W/1977792

5.    Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
7.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
8.    Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof
9.    .Additional Waivers by Mexican Guarantors. In addition to the waivers and acknowledgements provided in this Supplemental Indenture, each Guarantor incorporated and organized under the laws of the United Mexican States (each, a “Mexican Guarantor”) hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, to the benefits of orden, excusión, división, quita, novación, espera and modificación which may be available to it under Articles 2813, 2814, 2815, 2817, 2818, 2820, 2821, 2822, 2823, 2827, 2836, 2840, 2842, 2845, 2846, 2847, 2848, 2849 and other related articles of the Mexican Federal Civil Code in effect and the corresponding articles of the Civil Codes of all States of Mexico and the Federal District of Mexico. Each Mexican Guarantor represents that they are familiar with the contents of these articles and agree that they need not be reproduced herein. If any provision of this Supplemental Indenture shall be held to be invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect any of the remaining provisions.
10.    With respect to any action or proceeding arising out of or relating to this Supplemental Indenture or the Indenture involving a Mexican Guarantor, each of the parties hereto hereby expressly and irrevocably (i) submits to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof; (ii) waives any other jurisdiction to which it may be entitled by reason of its present or future domicile or otherwise; and (iii) waives any objection to those courts on the ground of venue or forum non conveniens.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first written above.

                        WIRECO WORLDGROUP INC.

By:    /s/ Ira Glazer
Name: Ira Glazer
Title: President and CEO

[Signature Page to Mexico Supplemental Indenture]

THE NEW GUARANTORS:

ACEROS CAMESA, S.A. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

INCAM S.A. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address:Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

CORCAM S.A. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

WIRE ROPE CORPORATION DE MEXICO I, S. DE R.L. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

[Signature Page to Mexico Supplemental Indenture]

WIRECO MEX, S. DE R.L. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

WIRECO MEXICO ACQUISITION, S. DE R.L. DE C.V.,
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

[Signature Page to Mexico Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION,
As Trustee

By:    /s/ John J. Doherty
Name: John J. Doherty
Title: Vice President

[Signature Page to Mexico Supplemental Indenture]